UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022 (August 18, 2022)

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 18, 2022, Verisk Analytics, Inc. (the “Company”) announced the appointment of Olumide Soroye to its Board of Directors effective immediately. As a result of the addition of Mr. Soroye, the size of the Company’s Board of Directors will increase from thirteen to fourteen members. Mr. Soroye will join the class of directors continuing until the 2023 Annual Meeting of Shareholders.

Mr. Soroye, age 50, is president and chief executive officer of Fortive Corporation’s Intelligent Operating Solutions segment. Before Fortive, Mr. Soroye held leadership roles at CoreLogic, where he was managing director of property intelligence & risk management, and QuinStreet, where he was senior vice president of the company’s technology and home services business. Prior to that, Mr. Soroye was a partner with McKinsey & Company where he drove growth & innovation strategies for several world-class technology companies.

Mr. Soroye will serve on the Audit Committee of the Board of Directors. There is no arrangement or understanding between Mr. Soroye and any other person pursuant to which he was appointed to the Board. Mr. Soroye is not a party to any related party transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. As an independent director, Mr. Soroye will participate in the Company’s existing Director Compensation Plan, the terms of which are described in the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement filed with the U.S. Securities and Exchange Commission on April 15, 2022.

A copy of the press release announcing the appointment of Mr. Soroye to the Company’s Board of Directors is annexed as Exhibit 99.1. All information in the press release is furnished but not filed.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 18, 2022 announcing the appointment of Olumide Soroye to the Board of Directors of Verisk Analytics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: August 22, 2022	By:	/s/ Kathy Card Beckles
	Name:	Kathy Card Beckles
	Title:	Executive Vice President, General Counsel and Corporate Secretary